EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended January 10, 2014

Current Month				Rolling Performance*				Rolling Risk Metrics* (Feb 2009 – Jan 2014)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	0.2%	-3.1%	-3.1%	-8.2%	-8.5%	-6.1%	-0.6%	-6.1%	10.3%	-28.3%	-0.6	-0.8
B**	0.2%	-3.1%	-3.1%	-8.7%	-9.1%	-6.7%	-1.3%	-6.7%	10.3%	-30.4%	-0.6	-0.8
Legacy 1***	0.3%	-3.0%	-3.0%	-6.3%	-6.5%	N/A	N/A	-3.7%	10.2%	-23.0%	-0.3	-0.5
Legacy 2***	0.3%	-3.0%	-3.0%	-6.5%	-6.8%	N/A	N/A	-4.0%	10.2%	-23.7%	-0.3	-0.5
Global 1***	0.3%	-3.0%	-3.0%	-5.8%	-6.1%	N/A	N/A	-4.3%	9.7%	-22.1%	-0.4	-0.6
Global 2***	0.3%	-3.0%	-3.0%	-6.0%	-6.3%	N/A	N/A	-4.6%	9.7%	-23.1%	-0.4	-0.6
Global 3***	0.3%	-3.1%	-3.1%	-7.5%	-7.9%	N/A	N/A	-6.2%	9.7%	-28.9%	-0.6	-0.8

S&P 500 Total Return Index****	0.6%	-0.3%	-0.3%	25.5%	15.2%	20.0%	7.2%	20.0%	15.2%	-16.3%	1.3	2.1
Barclays Capital U.S. Long Gov Index****	2.2%	2.4%	2.4%	-7.2%	7.1%	4.8%	6.0%	4.8%	11.5%	-15.5%	0.5	0.7
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	30%					30%
Energy	5%	Long	Crude Oil	1.8%	Short	5%	Long	Crude Oil	1.8%	Short
			Natural Gas	1.4%	Long			Natural Gas	1.4%	Long
Grains/Foods	13%	Short	Corn	3.0%	Short	13%	Short	Corn	3.0%	Short
			Wheat	2.1%	Short			Wheat	2.1%	Short
Metals	12%	Short	Copper LME	3.5%	Long	12%	Short	Copper LME	3.5%	Long
			Gold	3.3%	Short			Gold	3.3%	Short
FINANCIALS	70%					70%
Currencies	32%	Long $	Japanese Yen	6.6%	Short	32%	Long $	Japanese Yen	6.6%	Short
			British Pound	4.4%	Long			British Pound	4.4%	Long
Equities	23%	Long	DAX Index	4.4%	Long	23%	Long	DAX Index	4.4%	Long
			S&P 500	4.1%	Long			S&P 500	4.1%	Long
Fixed Income	15%	Short	Long Gilts	3.0%	Short	15%	Short	Long Gilts	3.0%	Short
			U.S. 10-Year Treasury Notes	3.0%	Short			U.S. 10-Year Treasury Notes	3.0%	Short

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Natural gas prices fell in excess of 5% as overall demand during a recent cold front in the U.S. proved to be lower than expected.  Crude oil prices declined in reaction to data which showed an increase in overall supplies and lower gasoline consumption in the U.S.

Grains/Foods
Wheat prices experienced sharp declines after reports showed a record global harvest as well as reduced wheat consumption in the U.S.  Sugar prices dropped to their lowest levels since June 2010 in reaction to ample supplies and a weak Brazilian real.

Metals	Precious metal markets rallied after a poor jobs report in the U.S. drove demand for safe haven assets higher. Base metal markets suffered losses on the same news.
Currencies
The Canadian dollar fell to its lowest level against its U.S. counterpart since 2009 amid speculation the Bank of Canada plans to cut interest rates as economic growth slows within the country.  The Japanese yen appreciated against counterparts following a poor jobs report out of the U.S.

Equities
The Nikkei 225 retreated by nearly 2% as investors sold shares to lock in gains. The Japanese yen strength also contributed to losses.  The Eurostoxx 50 Index ended the week higher as investors reacted to rumors regarding a potential interest rate cut from the European Central Bank.

Fixed Income
U.S. Treasury bond prices rose as investors responded to the worst monthly jobs report in the U.S. in over three years.  British Gilt prices gained more than 1% after data showed British industrial production stagnated in November; gains were accelerated by the U.S. jobs report.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.